SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2006

Commission File Number: 0-27689

AVIATION UPGRADE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	33-0881303 (I.R.S. Employer Identification No.)
24040 Camino del Avion, #A303, Monarch Beach, CA (Address of principal executive offices)	92629 (Zip Code)
(949) 499-6665 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 9, 2006, Aviation Upgrade Technologies, Inc., a Nevada corporation (the “Registrant”), reported that it and Torbjorn Lundqvist, the Registrant’s majority shareholder and president, had entered into a non-binding Letter of Intent (“LOI”) dated August 7, 2006, with Charles Ries. By its own terms, the LOI has now expired as the proposed closing date passed without the terms of the LOI being completed. The Registrant intends to continue with its current business activities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aviation Upgrade Technologies, Inc.

Date: September 18, 2006	By:	/s/ Torbjorn B. Lundqvist
Torbjorn B. Lundqvist, President

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